UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-5480	05-0315468
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

40 Westminster Street, Providence, Rhode Island   02903

(Address of principal executive offices)

Registrant’s telephone number, including area code: (401) 421-2800

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock – par value $0.125	TXT	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)        On January 10, 2020, the Organization and Compensation Committee of the Board of Directors of Textron approved a new design of the company’s long-term incentive compensation program for 2020 for Textron’s executive officers, reflecting feedback through engagement with its shareholders, a review of peer practices, and consultation with its independent consultant. The Committee increased the percentage of performance share units included in the mix of grant type, changed the vesting schedule of restricted stock units, and restructured performance share units. No changes were made to stock option terms and conditions.

For 2020 awards under the Textron Inc. 2015 Long-Term Incentive Plan, the mix of grant types will be redistributed such that 50% of the grant value for each executive officer will be in the form of performance share units, 25% in the form of stock options, and 25% in the form of restricted stock units. Restricted stock units awarded in 2020 to executive officers will be settled in stock upon vesting, and vesting will occur in full on the third anniversary of the grant date.

For performance share units granted in 2020, the Committee will select the performance criteria and set the weighting and targets for each metric upon grant for the three-year performance cycle of the award instead of setting performance goals annually. The Committee approved the following metrics for the performance share units granted for the 2020-2022 cycle: three-year Average Return on Invested Capital, weighted at 50%, three-year Cumulative Manufacturing Cash Flow, weighted at 30%, and three-year Relative Total Shareholder Return, weighted at 20%. The threshold payout opportunity on performance share units will be 25% and the maximum payout opportunity on performance share units will be 200%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

By:	/s/ E. Robert Lupone
E. Robert Lupone
Executive Vice President,
General Counsel and Secretary

Date: January 15, 2020